MRC Global

2Q 2023 Earnings Presentation

August 7, 2023







Rob Saltiel
President & CEO

Kelly Youngblood
Executive Vice President & CFO

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "look forward," "guidance," "targeted", "goals", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated August 7, 2023.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **Net Income (adjusted EBITDA)**
- **Net Income margin (adjusted EBITDA margin)**
- **Gross profit (Adjusted Gross Profit)**
- **Gross profit percentage (Adjusted Gross Profit percentage)**
- **Net Income (adjusted Net Income)**
- **Diluted Earnings per Share (adjusted diluted EPS)**
- **Selling, general and administrative expense (adjusted SG&A)**
- **Net cash provided by operations (free cash flow and free cash flow after dividends)**
- **Long-term debt, net (Net Debt)**
- **Return on Invested Capital (ROIC), Adjusted for LIFO**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Executive Summary - Financial Highlights

Quarter Results - 2Q 2023

- Strong gross margins with Adjusted Gross Profit percentage of 21.5%
  - 30-bps sequential improvement over 1Q23 and 20-bps improvement over 2Q22
- Generated cash from operations during the quarter of $20 million
- Solid liquidity position of $630 million
- Adjusted EBITDA margin of 7.2%
- Year over year revenue growth, sequential decline:
  - Revenue of $871M – 3% increase over 2Q22, 2% decline from 1Q23 as DIET projects and turnarounds paused before resuming in 3Q23
  - PTI revenue increased 1% sequentially & 10% 2Q23 vs. 2Q22
  - Gas Utilities revenue increased 5% sequentially & 3% 2Q23 vs. 2Q22

Note: See reconciliations of GAAP to non-GAAP measures in our appendix. Also see our Current Report on Form 8-K dated May 8, 2023, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2023 Outlook.

Second Quarter 2023 Results – Key Metrics

Revenue Generation

Revenue
$871M
- 3% above 2Q22
- 2% below 1Q23

E-commerce
- 64.3 % of U.S. orders digital - 599 bps increase over 2Q22
- 51.6% of total orders digital - 398 bps increase over 2Q22

Debt Management

Long-term debt $371M

Net debt $340M

Leverage ratio 1.2

Cost Control

SG&A 14.9% of revenue

Adjusted SG&A 14.8% of revenue

Working Capital Efficiency

Net working capital to sales ratio 18.3%

Profitability

Net income attributable to common stockholders $18M

Adjusted EBITDA $63M or 7.2% of revenue

Cash Generation & Liquidity

Cash generated from operations during the second quarter $20M

Liquidity $630M

Gross Margin

Gross profit percentage 20.1%

Adjusted gross profit percentage 21.5%

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Second Quarter 2023 Results – Sequential Changes

SEGMENT: Revenue Highlights **2Q23** vs. **1Q23**

U.S.: Decreased **2%**, or **$13 million,** driven by the DIET sector, which decreased $31 million, or 15%, due to the timing of on-going projects and turnarounds as well as non-recurring projects. The U.S. Gas Utilities sector increased $15 million, or 5%, primarily due to a seasonal increase as the heavier construction period began for replacement and modernization activity. PTI increased $3 million, or 1%, primarily due to increased activity for pipeline deliveries.

Canada: Decreased **10%**, or **$4 million,** due to non-recurring project orders in the PTI sector.

International: Increased **$3 million**, or **3%,** higher due to increased sales in the PTI sector primarily in Australia and the U.K..

SECTOR: Revenue Highlights **2Q23** vs. **1Q23**

Gas Utilities: Increased **5%**, or **$16 million,** driven by the U.S. segment.

Downstream, Industrial & Energy Transition: Decreased **12%**, or **$33 million,** driven by the U.S. segment.

Production & Transmission Infrastructure: Increased **1%**, or **$3 million**, led by the International segment followed by the U.S. segment and partially offset by a decline in the Canada segment.

Quarterly Financial Performance - GAAP

($ millions, except per share data)

SALES


$848
$885
$871
$1,590
$1,756
2Q22
1Q23
2Q23
YTD 2022
YTD 2023

GROSS PROFIT & % MARGIN


$151
$179
$175
$287
$354
17.8%
20.2%
20.1%
18.1%
20.2%
2Q22
1Q23
2Q23
YTD 2022
YTD 2023

NET INCOME & % MARGIN


$14
$34
$24
$30
$58
1.7%
3.8%
2.8%
1.9%
3.3%
2Q22
1Q23
2Q23
YTD 2022
YTD 2023

DILUTED EPS


$0.09
$0.33
$0.21
$0.21
$0.54
2Q22
1Q23
2Q23
YTD 2022
YTD 2023

Quarterly Financial Performance - Adjusted ($ millions, except per share data)

ADJUSTED GROSS PROFIT & % MARGIN[1]


$181
21.3%
2Q22
$188
21.2%
1Q23
$187
21.5%
2Q23
$333
20.9%
YTD 2022
$375
21.4%
YTD 2023

ADJUSTED EBITDA & % MARGIN[1]


$65
7.7%
2Q22
$69
7.8%
1Q23
$63
7.2%
2Q23
$113
7.1%
YTD 2022
$132
7.5%
YTD 2023

ADJUSTED DILUTED EPS[1]


$0.27
2Q22
$0.32
1Q23
$0.25
2Q23
$0.45
YTD 2022
$0.57
YTD 2023

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Rapidly Rising Returns – Creating More Value for Shareholders

- ROIC is a key metric for capital stewardship and shareholder value creation
- Improvement in ROIC is enabled by increased profitability and enhanced efficiency of inventory and financial working capital
- Significant progress in 2022, with improvement expected in 2023


Return on Invested Capital, net of LIFO
4.9%
11.0%
11.3%
2021
2022
TTM 2Q 2023

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility *($ millions)*

TOTAL DEBT



$356
$390
$371
2Q22
1Q23
2Q23

Net Leverage[1]:	2Q22	1Q23	2Q23
	1.7x	1.2x	1.2x

CAPITAL STRUCTURE

June 30, 2023	
Cash and Cash Equivalents	**$31**
Total Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 294
Global ABL Facility due 2026	77
Total Debt	$ 371
Preferred stock	355
Common stockholders' equity	435
Total Capitalization	**$ 1,161**
Liquidity	**$ 630**

CASH FLOW FROM OPERATIONS



$(50)
$(30)
$20
$(63)
$(10)
2Q22
1Q23
2Q23
YTD 2022
YTD 2023

WORKING CAPITAL TO SALES RATIO[2]



17.9%
17.9%
18.3%
2Q22
1Q23
2Q23

1. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash.
2. Working capital to sales ratio is defined as working capital, net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

Annual Financial Outlook

2023 Guidance – 2Q23 Update	
Revenue	**Profitability & Cash Flow Drivers**
• 2023 annual – increase by upper single-digit percentage vs. 2022	• Adjusted Gross Profit % – full year average of 21%
	• Adjusted EBITDA % – mid 7% range
By sector	
• Gas Utilities – even with 2022	• SG&A – low 14% range
• DIET – increase by upper single-digit percentage vs. 2022	• Tax rate – 27 - 29% annual
• PTI – increase by low double-digit percentage vs. 2022	
By segment	**Cash Flow**
• U.S. – increase by upper single-digit percentage vs. 2022	• Capital expenditures – $10 - 15M
• Canada – decrease by mid single-digit percentage vs. 2022	• Cash flow from operations – ~$90M
• International – increase by mid teens percentage vs. 2022	
Sequential	
• 3Q23 – increase upper single-digit percentage versus 2Q23	

Note: See our Current Report on Form 8-K dated August 7, 2023, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2023 Outlook.

Well Positioned for Long Term Growth, Underpinned by Strong Fundamentals







- Gas Utilities remains a strong growth engine due to customer capital expenditure drivers relating to safety and integrity, emissions reduction and meter modernization
- DIET fundamentals supported by increased maintenance spend on downstream assets and new energy transition and LNG projects enabled by government stimulus and energy security considerations
- Expanding project management expertise provides new growth opportunities in multiple sectors, complementing our traditional MRO capabilities
- Strong traditional energy fundamentals stemming from demand growth and underinvestment indicate a multi-year upcycle, benefitting our Production and Transmission Infrastructure sector
- Diligent working capital management enables unlocking cash from the balance sheet

APPENDIX

Adjusted Gross Profit Reconciliation

($ millions)	THREE MONTHS ENDED						SIX MONTHS ENDED			
	June 30, 2023		March 31, 2023		June 30, 2022		June 30, 2023		June 30, 2022	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 871		$ 885		$ 848		$ 1,756		$ 1,590	
Gross profit	$ 175	20.1%	$ 179	20.2%	$ 151	17.8%	$ 354	20.2%	$ 287	18.1%
Depreciation and amortization	5		5		4		10		9	
Amortization of intangibles	5		5		6		10		11	
Increase (decrease) in LIFO reserve	2		(1)		20		1		26	
Adjusted Gross Profit	$ 187	21.5%	$ 188	21.2%	$ 181	21.3%	$ 375	21.4%	$ 333	20.9%

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated August 7, 2023.

Adjusted SG&A Reconciliation

($ millions)	THREE MONTHS ENDED June 30, 2023		March 31, 2023		June 30, 2022	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 871		$ 885		$ 848	
SG&A	$ 130	14.9%	$ 122	13.8%	$ 120	14.2 %
Non-recurring IT related professional fees	(1)		-		-	
Adjusted SG&A	$ 129	14.8%	$ 122	13.8%	$ 120	14.2%

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated August 7, 2023.

Adjusted EBITDA Reconciliation

($ millions)	THREE MONTHS ENDED						SIX MONTHS ENDED			
	June 30, 2023		March 31, 2023		June 30, 2022		June 30, 2023		June 30, 2022	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 871		$ 885		$ 848		$ 1,756		$1,590	
Net income	$ 24	2.8%	$ 34	3.8%	$ 14	1.7%	$ 58	3.3%	$ 30	1.9%
Income tax expense	10		13		6		23		13	
Interest expense	10		7		5		17		11	
Depreciation and amortization	5		5		4		10		9	
Amortization of intangibles	5		5		6		10		11	
Non-recurring IT related professional fees	1		-		-		1		-	
Increase (decrease) in LIFO reserve	2		(1)		20		1		26	
Equity-based compensation expense	4		3		3		7		6	
Foreign currency losses	1		3		7		4		7	
Asset disposal	1		-		-		1		-	
Adjusted EBITDA	$ 63	7.2%	$ 69	7.8%	$ 65	7.7%	$ 132	7.5%	$ 113	7.1%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated August 7, 2023.

Adjusted Net Income Attributable to Common Stockholders Reconciliation

	THREE MONTHS ENDED						SIX MONTHS ENDED			
	June 30, 2023		March 31, 2023		June 30, 2022		June 30, 2023		June 30, 2022	
($ millions)	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net income (loss) attributable to common stockholders	**$ 18**	**$ 0.21**	**$ 28**	**$ 0.33**	**$ 8**	**$ 0.09**	**$ 46**	**$ 0.54**	**$ 18**	**$ 0.21**
Increase in LIFO reserve, net of tax	2	0.02	(1)	(0.01)	15	0.18	1	0.01	20	0.24
Asset disposal, net of tax	1	0.01	-	-	-	-	1	0.01	-	-
Non-recurring IT related professional fees, net of tax	1	0.01	-	-	-	-	1	0.01	-	
Adjusted net income attributable to common stockholders	**$ 22**	**$ 0.25**	**$ 27**	**$ 0.32**	**$ 23**	**$ 0.27**	**$ 49**	**$ 0.57**	**$ 38**	**$ 0.45**

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated August 7, 2023.

Net Debt & Leverage Ratio Calculation

($ millions)	June 30, 2023	March 31, 2023	June 30, 2022
Long-term debt, net	**$ 368**	**$ 387**	**$ 353**
Plus: current portion of long-term debt	3	3	3
Long-term debt	**$ 371**	**$ 390**	**$ 356**
Less: cash	31	39	21
Net debt	**$ 340**	**$ 351**	**$ 335**

Net debt	$ 340	$ 351	$ 335
Trailing twelve months adjusted EBITDA	280	282	199
Leverage ratio	**1.2**	**1.2**	**1.7**

Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated August 7, 2023.

Return on Invested Capital (ROIC), Adjusted for LIFO

($ millions)	TTM 2Q 2023	2022	2021
Net Income (loss)	$ 103	$ 75	$ (14)
Interest expense, net of tax	23	18	17
Net Operating Profit After Tax (NOPAT)	**$ 126**	**$ 93**	**$ 3**
LIFO expense, net of tax	31	50	58
NOPAT, net of LIFO	**$ 156**	**$ 143**	**$ 61**
Long-term debt	$ 371	$ 340	$ 297
Shareholders' equity	435	386	323
Preferred stock	355	355	355
Operating lease liabilities (short and long-term)	223	218	210
Invested Capital	**$ 1,384**	**$ 1,299**	**$ 1,185**
Average Invested Capital	$ 1,328	$ 1,242	$ 1,249
Average Invested Capital, net of LIFO	**$ 1,377**	**$ 1,296**	**$ 1,270**
ROIC, including LIFO	**9.5%**	**7.5%**	**0.2%**
ROIC, Adjusted for LIFO	**11.3%**	**11.0%**	**4.9%**

Note: ROIC, including LIFO, was calculated from GAAP measures by dividing Invested Capital by NOPAT. ROIC, Adjusted for LIFO, was calculated from non-GAAP adjusted measures by dividing Invested Capital, net of LIFO, by NOPAT, net of LIFO. Utilizing ROIC calculated using the non-GAAP measures is not better than ROIC calculated using the GAAP measures. However, the company presents ROIC, Adjusted for LIFO, because the company believes it provides useful comparisons of the company's ROIC to other distribution companies, including those companies with whom we compete in the distribution of pipe, valves and fittings, many of which do not utilize LIFO inventory costing methodology. The impact of the LIFO inventory costing methodology can cause results to very substantially from company to company depending upon whether they elect to utilize LIFO and depending upon which method they may elect. The company believes that NOPAT and Invested Capital are the financial measures calculated and presented in accordance with U.S. GAAP that is most directly compared to NOPAT, net of LIFO, and Invested Capital, Net of LIFO, used in the calculation of ROIC, Adjusted for LIFO.